Dreyfus
100% U.S. Treasury
Money Market Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus 100% U.S. Treasury
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

When the reporting period began, international and domestic economies were growing rapidly, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, generally continued to climb.

Because robust economic growth may trigger an acceleration of inflation, the Federal Reserve Board raised key short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These interest-rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began. While these economic influences generally adversely affected longer term bonds, they positively influenced money market yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus 100% U.S. Treasury Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund perform during the period?

For the six-month period ended June 30, 2000, the fund produced an annualized yield of 4.89% which, taking into account the effect of compounding, created an annualized effective yield of 5.00%.(1)

What is the fund's investment approach?

The fund seeks to maintain a stable share price of $1.00. To pursue this goal, the fund invests only in U.S. Treasury securities.

What factors influenced the fund's performance?

The money market continued to digest mixed signals from the economy as the reporting period began. The Open Market Committee of the Federal Reserve Board (the "Fed") had acted to relieve inflationary pressures and raised interest rates three times in 2000 for a total increase of 1.00 percentage points. Each tightening brought renewed debate as to whether rates were sufficiently high to ease growth and head off inflation, or whether further tightening would be necessary.

The economic data for late 1999 illustrated that Gross Domestic Product ("GDP") growth had quickened to 7.3% for the fourth quarter, influencing the interest-rate hikes made by the Fed during the reporting period. Concern mounted that economic growth was accelerating considerably past a limit that could be sustained without triggering destructive levels of inflation.

Preliminary first quarter 2000 figures showed GDP growth slowing but it was still strong at 5.4%. Continuing indications that prices, most notably in the energy sector, were moving higher added to the money market's concerns. Greater than expected domestic demand for goods and services continued. Events overseas have also had an impact on
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

inflation. Following the Asian economic crisis of 1998, demand outside the U.S. weakened, enabling the U.S. economy to grow at an unusually fast pace without setting off commodity inflation. As overseas economies have recovered, demand for raw materials has picked up as well, creating upward price pressure.

Through much of the first half of 2000, consumer confidence and consumer spending showed few signs of abating in response to gradual and relatively mild rate hikes. Home and auto sales continue at record paces through the first quarter and into the second quarter of 2000. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation. Such price and wage factors led the Fed to its largest rate hike in its current credit tightening cycle: a 0.50 percentage-point increase at its May 16th meeting.

More recently, we have seen signs that the Fed's series of rate hikes may have begun to slow the economy. Retail sales declined in both April and May, housing starts have slowed dramatically, and inflation figures through early 2000 appeared to be lower than market expectations. As a result, the Fed chose not to tighten rates further at its June 28th meeting.

But economic signals remain contradictory; it is not clear that the economy has yet cooled sufficiently for the Fed to consider its job done. Immediately following the Fed's June meeting, economic reports indicated that, although growth may be slowing, inflation may be higher than previously thought. While indexes measuring demand for housing and labor fell back in May, the personal consumption expenditures price index for first quarter 2000 was adjusted upward, from 3.1% to 3.5%. This measure, closely followed by Federal Reserve Chairman Alan Greenspan, generally is considered by many to be among the best gauges of inflation and could indicate that the Fed's concern over "heightened inflation pressure" may lead to a further tightening when the Fed meets again in August.


What is the fund's current strategy?

As of June 30, 2000, the fund's average maturity remained longer than the industry average for all treasury money market funds. We will continue to monitor the situation, including the economy and changes in the Fed's monetary policy, and we will look to take what we believe are appropriate actions in response with respect to the fund's portfolio, including its average portfolio maturity.

July 17, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

June 30, 2000 (Unaudited)


STATEMENT OF INVESTMENTS


                                            Annualized
                                            Yield on
                                            Date of                 Principal
U.S. TREASURY BILLS--29.1%                  Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

7/6/2000                                      5.69                   3,481,000            3,478,274

7/13/2000                                     5.72                  16,390,000           16,359,175

7/20/2000                                     5.70                   7,160,000            7,138,780

8/3/2000                                      5.80                   2,647,000            2,633,121

8/10/2000                                     6.05                   2,491,000            2,474,504

8/17/2000                                     5.79                   6,243,000            6,196,451

8/24/2000                                     5.78                 151,843,000          150,545,101

8/31/2000                                     5.64                   3,020,000            2,991,548

9/7/2000                                      5.83                   2,410,000            2,383,847

9/21/2000                                     5.76                   8,185,000            8,079,114

10/12/2000                                    5.82                   1,791,000            1,761,689

11/30/2000                                    6.20                  76,000,000           74,071,964

1/4/2001                                      6.07                  19,795,000           19,206,039

TOTAL U.S. TREASURY BILLS

   (cost $297,319,607)                                                                  297,319,607
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--69.5%
------------------------------------------------------------------------------------------------------------------------------------

6.125%, 7/31/2000                             5.84                  31,270,000           31,273,222

6.00%, 8/15/2000                              5.74                   5,180,000            5,180,188

8.75%, 8/15/2000                              5.88                 260,000,000          260,846,285

6.25%, 8/31/2000                              5.91                 200,000,000          200,037,922

4.00%, 10/31/2000                             6.30                  15,000,000           14,881,301

5.75%, 11/15/2000                             6.17                 130,000,000          129,718,758

4.625%, 11/30/2000                            6.30                  70,000,000           69,497,596

TOTAL U.S. TREASURY NOTES

   (cost $711,435,272)                                                                  711,435,272
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,008,754,879)       98.6%                                   1,008,754,879

CASH AND RECEIVABLES (NET)                     1.4%                                      14,242,586

NET ASSETS                                   100.0%                                   1,022,997,465

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,008,754,879  1,008,754,879

Interest receivable                                                  14,985,134

Prepaid expenses and other assets                                        43,254

                                                                  1,023,783,267
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           454,359

Cash overdraft due to Custodian                                         219,918

Accrued expenses                                                        111,525

                                                                        785,802
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,022,997,465
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,023,010,037

Accumulated net realized gain (loss) on investments                     (12,572)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,022,997,465
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                              1,022,721,263

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      29,935,742

EXPENSES:

Management fee--Note 2(a)                                             2,672,184

Shareholder servicing costs--Note 2(b)                                  922,735

Custodian fees                                                           40,857

Trustees' fees and expenses--Note 2(c)                                   36,489

Registration fees                                                        26,829

Prospectus and shareholders' reports                                     25,437

Professional fees                                                        18,567

Miscellaneous                                                             5,265

TOTAL EXPENSES                                                        3,748,363

INVESTMENT INCOME--NET                                               26,187,379
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 1(B) ($):                  394,596

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 26,581,975

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000  Year Ended
                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         26,187,379       44,845,198

Net realized gain (loss) from investments         394,596          (61,191)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   26,581,975       44,784,007
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (26,187,379)     (44,845,198)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 547,612,142    1,066,213,178

Dividends reinvested                           24,900,613       42,769,116

Cost of shares redeemed                      (656,038,010)  (1,145,375,828)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (83,525,255)     (36,393,534)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (83,130,659)     (36,454,725)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,106,128,124    1,142,582,849

END OF PERIOD                               1,022,997,465    1,106,128,124

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                        Six Months Ended
                                          June 30, 2000
                                           (Unaudited)                            Year Ended December 31,
                                        --------------------------------------------------------------------------------------
                                                1999           1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         1.00         1.00           1.00           1.00              1.00           1.00

Investment Operations:

Investment income--net                         .024          .041           .045           .046              .046           .051

Distributions:

Dividends from
   investment
   income--net                               (.024)          (.041)           (.045)         (.046)          (.046)         (.051)

Net asset value,
   end of period                             1.00            1.00             1.00           1.00            1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             4.93(a)         4.17             4.55           4.74            4.67           5.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                         .70(a)          .71              .75            .71             .73            .69

Ratio of net investment
   income to average
   net assets                                 4.89(a)        4.10             4.46           4.64             4.55          5.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,end of period
   ($ x 1,000)                           1,022,997      1,106,128        1,142,583      1,203,948        1,286,854      1,310,691

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus 100% U.S. Treasury Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local income taxes. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments repre-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $403,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $13,000 of the carryover expires in fiscal 2003, $153,000 expires in fiscal 2004, $23,000 expires in fiscal 2005, $75,000 expires in fiscal 2006 and $139,000 expires in fiscal 2007.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.


(B) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2000, the fund was charged $649,631 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $159,109 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

                                  For More Information

                        Dreyfus 100% U.S. Treasury Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   071SA006